UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CarMax, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 24, 2013, at 1:00 p.m. ET CARMAX, INC. The Richmond Marriott West Hotel, 4240 Dominion Boulevard, Glen Allen, Virginia 23060 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before June 10, 2013. Please visit www.carmaxproxy.com, where the following materials are available for view: • Notice of 2013 Annual Meeting of Shareholders and Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-776-9962 (international callers dial 718-921-8562) E-MAIL: info@amstock.com WEBSITE: www.carmaxproxy.com TO VOTE: ONLINE: To access your online proxy card, please visit www.carmaxproxy.com and follow the on-screen voting instructions. You may enter your voting instructions at www.carmaxproxy.com up until 11:59 PM ET the day before the meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. For directions to the Annual Meeting, please contact the Richmond Marriott West Hotel at 804-965-9500. TELEPHONE: To vote by telephone, please visit www.carmaxproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a proxy card by following the instructions above. 1. Election of Directors for terms stated in the Proxy Statement: 2. To ratify the appointment of KPMG LLP as independent registered public accounting firm. NOMINEES: Ronald E. Blaylock Rakesh Gangwal Mitchell D. Steenrod Thomas G. Stemberg 3. To approve, in an advisory (non-binding) vote, the compensation of our named executive offi- cers. 4. To approve amendments to the CarMax, Inc. Articles of Incorporation to declassify the Board of Directors. 5. To approve amendments to the CarMax, Inc. Articles of Incorporation to update and modify certain provisions related to indemnification. 6. To transact any other business that may properly come before the Annual Meeting or any postponements or adjournments thereof. The Board of Directors Recommends a vote “FOR" all nominees for the Election of Directors; “FOR” Proposal 2; “FOR” Proposal 3; "FOR" Proposal 4; and "FOR" Proposal 5. Please note that you cannot use this notice to vote by mail.